UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

 Investment Company Act file number: 811-2633

CALVERT VARIABLE SERIES, INC.

(Exact name of registrant as specified in charter)
 4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

(Address of Principal Executive Offices)
William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31
Date of reporting period: Fiscal quarter ended September 30, 2011

CALVERT VP INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011

ASSET-BACKED SECURITIES - 3.4%	PRINCIPAL AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust, 0.272%, 12/6/13 (r)	$238,567	$238,037
Captec Franchise Trust, 8.155%, 6/15/13 (e)	104,183	106,582
Centex Home Equity, 7.36%, 7/25/32 (r)	40,179	3,666
DT Auto Owner Trust:
2.36%, 4/15/13 (e)	140,000	140,201
0.96%, 1/15/14 (e)	180,170	180,021
Enterprise Mortgage Acceptance Co. LLC, 8.21%, 1/15/27 (e)(r)	264,372	153,336
Fifth Third Auto Trust, 4.81%, 1/15/13	89,945	90,403
Nissan Auto Lease Trust, 2.07%, 1/15/15	14,333	14,341
Santander Drive Auto Receivables Trust:
1.36%, 3/15/13	81,195	81,297
1.01%, 7/15/13 (e)	433,496	433,729

Total Asset-Backed Securities (Cost $1,472,597)		1,441,613

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 2.9%
Banc of America Mortgage Securities, Inc., 3.433%, 7/20/32 (r)	33,053	29,641
Countrywide Home Loan Mortgage Pass Through Trust, 0.575%, 6/25/35 (e)(r)	154,982	119,662
Impac CMB Trust:
0.855%, 4/25/35 (r)	83,346	45,648
0.555%, 8/25/35 (r)	65,689	45,190
Salomon Brothers Mortgage Securities VII, Inc., 2.758%, 9/25/33 (r)	64,062	8,065
Structured Asset Securities Corp., 5.50%, 6/25/35	1,250,000	660,694
WaMu Mortgage Pass Through Certificates, 2.501%, 10/25/35 (r)	400,000	326,490

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,233,851)		1,235,390

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.3%
Credit Suisse First Boston Mortgage Securities Corp., 6.387%, 8/15/36	20,519	20,494
GMAC Commercial Mortgage Securities, Inc., 6.278%, 11/15/39	3,007	3,002
LB-UBS Commercial Mortgage Trust, 4.51%, 12/15/29	42,551	42,554
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r)	46,161	46,260

Total Commercial Mortgage-Backed Securities (Cost $114,396)		112,310

CORPORATE BONDS - 52.8%
Alcoa, Inc., 6.15%, 8/15/20	200,000	202,305
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	96,336	-
America Movil SAB de CV, 2.375%, 9/8/16	100,000	96,995
American Airlines Pass Through Trust, 7.858%, 4/1/13	400,000	399,800
American Express Bank FSB, 0.375%, 6/12/12 (r)	110,000	109,465
American National Red Cross, 5.422%, 11/15/13	335,000	340,193
Anadarko Petroleum Corp., 6.375%, 9/15/17	300,000	335,602
Anheuser-Busch InBev Worldwide, Inc., 1.088%, 3/26/13 (r)	200,000	201,322
APL Ltd., 8.00%, 1/15/24 (b)	400,000	256,000
ArcelorMittal, 5.50%, 3/1/21	200,000	178,940
AT&T, Inc., 2.95%, 5/15/16	100,000	103,118
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	536,359
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	200,000	231,587
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	650,000	-
Bank of America Corp.:
4.50%, 4/1/15	200,000	189,811
3.75%, 7/12/16	50,000	45,420
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	247,205	268,106
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	250,000	252,500
Calpine Corp. Escrow (b)*	125,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	450,000	455,189
Capital One Financial Corp., 4.80%, 2/21/12	200,000	202,270
Cemex SAB de CV, 5.369%, 9/30/15 (e)(r)	450,000	292,504
Citigroup, Inc., 2.125%, 4/30/12	1,000,000	1,010,657
CNOOC Finance 2011 Ltd., 4.25%, 1/26/21 (e)	250,000	249,400
CNPC HK Overseas Capital Ltd., 3.125%, 4/28/16 (e)	250,000	251,610
Comcast Corp., 6.55%, 7/1/39	400,000	462,461
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	400,000	416,000
CVS Pass-Through Trust:
6.036%, 12/10/28	175,866	191,066
7.507%, 1/10/32 (e)	484,587	571,061
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	200,000	196,086
DDR Corp., 4.75%, 4/15/18	300,000	272,625
Deutsche Bank Capital Trust, 4.901%, 12/29/49 (b)(r)	200,000	152,000
Discover Bank, 8.70%, 11/18/19	300,000	344,581
Energizer Holdings, Inc., 4.70%, 5/19/21 (e)	300,000	320,607
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	400,000	404,000
Fleet Capital Trust V, 1.35%, 12/18/28 (r)	300,000	180,960
FMG Resources August 2006 Pty. Ltd., 7.00%, 11/1/15 (e)	300,000	279,000
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	200,000	199,000
FUEL Trust, 4.207%, 4/15/16 (e)	200,000	196,383
General Electric Capital Corp.:
5.625%, 9/15/17	150,000	163,406
5.625%, 5/1/18	200,000	217,059
General Motors Corp. Escrow (b)*	500,000	3,750
General Motors Corp. Escrow (b)*	200,000	1,500
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	400,000	101,000
3.046%, 4/20/10 (e)(r)(y)*	600,000	156,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	100,000	10
Goldman Sachs Group, Inc., 5.25%, 7/27/21	300,000	293,696
Greif, Inc., 6.75%, 2/1/17	200,000	202,500
Hewlett-Packard Co., 5.40%, 3/1/17	300,000	331,820
Irwin Land LLC, 5.03%, 12/15/25 (e)	150,000	160,178
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	150
Jones Group, Inc., 6.875%, 3/15/19	200,000	181,000
JPMorgan Chase & Co., 4.40%, 7/22/20	300,000	301,304
Kern River Funding Corp., 6.676%, 7/31/16 (e)	35,961	40,533
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	300,000	288,000
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	200,000	170,566
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	109
8.30%, 12/1/37 (e)(m)*	100,000	260
Massachusetts Institute of Technology, 7.25%, 11/2/96	150,000	239,530
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	300,000	298,887
Mega Advance Investments Ltd., 6.375%, 5/12/41 (e)	300,000	265,137
Morgan Stanley:
6.25%, 8/28/17	300,000	295,570
5.50%, 7/24/20	200,000	181,128
National Fuel Gas Co., 6.50%, 4/15/18	100,000	116,931
Nationwide Health Properties, Inc., 6.59%, 7/7/38	70,000	83,278
Nova Chemicals Corp., 6.50%, 1/15/12	200,000	200,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	600,000	650,478
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	200,000	203,500
O'Reilly Automotive, Inc., 4.625%, 9/15/21	200,000	199,930
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	250,000	-
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	100,000	84,500
Pacific Pilot Funding Ltd., 1.001%, 10/20/16 (e)(r)	82,650	76,630
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	263,125
PNC Funding Corp., 2.70%, 9/19/16	200,000	199,499
PPF Funding, Inc., 5.50%, 1/15/14 (e)	150,000	151,044
Ryder System, Inc., 3.50%, 6/1/17	250,000	259,031
SABMiller plc, 6.50%, 7/15/18 (e)	200,000	240,136
Schlumberger Investment SA, 3.30%, 9/14/21 (e)	200,000	201,192
Senior Housing Properties Trust, 8.625%, 1/15/12	200,000	203,500
Skyway Concession Co. LLC, 0.649%, 6/30/17 (b)(e)(r)	150,000	135,690
Southern Co., 0.652%, 10/21/11 (r)	400,000	400,000
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	250,000	239,375
SSIF Nevada LP, 0.949%, 4/14/14 (e)(r)	200,000	199,993
SunTrust Bank, 0.598%, 8/24/15 (r)	500,000	457,143
Telefonica Emisiones SAU, 5.134%, 4/27/20	500,000	464,063
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	219,620	220
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	116,170
Time Warner Cable, Inc., 5.50%, 9/1/41	200,000	194,258
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/34 (b)(e)	975,000	135,428
2/15/43 (b)(e)	2,500,000	271,500
2/15/45 (b)(e)	6,590,888	1,022,247
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	400,000	406,050
Volkswagen International Finance NV, 0.856%, 4/1/14 (e)(r)	300,000	299,331
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	300,000	246,000
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	374,822	344,229

Total Corporate Bonds (Cost $24,615,898)		22,352,547

FLOATING RATE LOANS(d)- 0.5%
Clear Channel Communications, Inc. Term Loan Tranche B, 3.889%, 1/28/16 (r)	289,208	205,373

Total Floating Rate Loans (Cost $270,016)		205,373

MUNICIPAL OBLIGATIONS - 17.2%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.21%, 3/1/13	140,000	148,085
Jackson & Williamson Counties Illinois Community High School District GO Bonds, Zero Coupon:
12/1/25	180,000	76,104
12/1/26	180,000	70,564
6/15/27	180,000	68,020
Kern County California PO Revenue Bonds, Zero Coupon:
8/15/19	170,000	112,525
8/15/20	365,000	225,103
Linden New Jersey GO Bonds, 5.63%, 4/1/21	285,000	288,885
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	250,000	252,770
New Jersey State Economic Development Authority State Pension Funding Revenue Bonds, Zero Coupon, 2/15/21	360,000	230,958
New York City IDA Revenue Bonds, 6.027%, 1/1/46	200,000	163,622
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.411%, 9/1/21	200,000	194,964
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	495,000	572,863
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/16	236,000	191,158
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	500,000	379,565
Oregon State School Boards Association GO Bonds, Zero Coupon, 6/30/16	275,000	237,171
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	85,000	91,755
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	220,092
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/22	175,000	94,675
8/1/23	185,000	92,620
8/1/24	200,000	90,924
8/1/25	215,000	90,261
8/1/26	230,000	88,359
San Bernardino California Joint Powers Financing Authority Tax Allocation Bonds, 5.625%, 5/1/16	400,000	409,228
San Bernardino County California Financing Authority PO Revenue Bonds, Zero Coupon:
8/1/12	200,000	196,050
8/1/15	251,000	210,832
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	169,342
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	169,466
Shell Lake Wisconsin School District GO Bonds, 6.03%, 4/1/24	455,000	495,454
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	95,000	99,137
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	170,000	194,560
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	250,000	252,485
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.584%, 9/1/27 (e)	250,000	289,475
West Covina California Public Financing Authority Lease Revenue Bonds:
5.41%, 6/1/12	80,000	81,233
6.05%, 6/1/26	750,000	720,495

Total Municipal Obligations (Cost $7,029,047)		7,268,800

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 3.0%
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	350,000	340,375
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	350,000	251,125
7.30%, 10/14/49 (e)	200,000	200,000
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	268,643	285,208
Vessel Management Services, Inc., 5.85%, 5/1/27	176,000	208,569

Total U.S. Government Agencies and Instrumentalities (Cost $1,302,404)		1,285,277

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
Ginnie Mae, 5.50%, 1/16/32	178,463	7,206

Total U.S. Government Agency Mortgage-Backed Securities (Cost $22,768)		7,206

U.S. TREASURY - 12.7%
United States Treasury Bonds:
4.375%, 5/15/41	30,000	38,747
3.75%, 8/15/41	2,185,000	2,543,818
United States Treasury Notes:
1.00%, 8/31/16	240,000	240,525
2.125%, 8/15/21	2,522,000	2,566,135

Total U.S. Treasury (Cost $5,247,208)		5,389,225

TIME DEPOSIT - 3.7%
State Street Time Deposit, 0.113%, 10/3/11	1,580,979	1,580,979

Total Time Deposit (Cost $1,580,979)		1,580,979

EQUITY SECURITIES - 1.2%	SHARES
Avado Brands, Inc. (b)*	1,601	16
First Republic Preferred Capital Corp., Preferred (b)(e)	300	306,300
General Motors Co.:
Warrants (strike price $10.00/share, expires 7/10/16)*	2,531	29,461
Warrants (strike price $18.33/share, expires 7/10/19)*	2,531	20,071
Intermet Corp. (b)*	1,573	15
Woodbourne Capital:
Trust I, Preferred (b)(e)	50,000	33,000
Trust II, Preferred (b)(e)	50,000	33,000
Trust III, Preferred (b)(e)	50,000	33,000
Trust IV, Preferred (b)(e)	50,000	33,000

Total Equity Securities (Cost $604,996)		487,863

TOTAL INVESTMENTS (Cost $43,494,160) - 97.7%		41,366,583
Receivable from Calvert Investment Management, Inc.		243,250
Payable to Shareholders		(243,250)
Other assets and liabilities, net - 2.3%		990,119
NET ASSETS - 100%		$42,356,702

FUTURES	# OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	55	12/11	$12,111,172	$16,267
5 Year U.S. Treasury Notes	37	12/11	4,531,922	(394)
10 Year U.S. Treasury Notes	3	12/11	390,281	(2,722)
30 Year U.S. Treasury Bonds	4	12/11	570,500	(24,505)
Total Sold				($11,354)

(b) This security was valued by the Board of Directors. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the “Banks”) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.

* Non-income producing security.

Abbreviations:
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

12 - CVS CALVERT SOCIAL INTERNATIONAL EQUITY PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of seven separate portfolios; one of which is reported herein. The Calvert VP Income Portfolio (formerly known as Calvert Income Portfolio) is registered as a non-diversified portfolio. The operations of each series of the Fund are accounted for separately. The shares of the Fund are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible.  Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.  In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following amounts were fair valued in good faith under the direction of the Board of Directors as of September 30, 2011:

	Market Value	% of Net Assets
Calvert VP Income	$2,633,996	6.2%

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  Valuation techniques used to value the Fund's investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.  For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

Calvert VP Income	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Grand Total
Asset-backed securities	-	$1,441,613	-	$1,441,613
Collateralized mortgage-backed obligations (privately originated)	-	1,235,390	-	1,235,390
Commercial mortgage-backed	-	112,310	-	112,310
Corporate debt	-	21,058,430	$1,294,117	22,352,547
Municipal obligations	-	7,268,800	-	7,268,800
U.S. government obligations	-	6,681,708	-	6,681,708
Equity securities	$49,532	438,399	32	487,863
Other debt obligations	-	1,786,352	-	1,786,352
TOTAL	$49,532	$40,022,902	$1,294,149	$41,366,583

Other financial instruments *	($11,354)	-	-	($11,354)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

	Equity Securities	Corporate Debt	Total
Balance as of 9/30/10	$ 140,032	$ 1,976,068	$ 2,116,100
Accrued discounts/premiums	-	46,445	46,445
Realized gain (loss)	-	(848)	(848)
Change in unrealized appreciation (depreciation)	(8,000)	44,675	36,675
Net purchases (sales)	-	(112,084)	(112,084)
Transfers in and/ or out of Level 3[1]	(132,000) [2]	(660,139) [2]	(792,139)
Balance as of 9/30/2011	$ 32	$ 1,294,117	$ 1,294,149

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the six months ended September 30, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($100,673). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Loan Participations and Assignments:  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage.  These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.  The Fund is subject to market risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to hedge against changes in the value of securities, interest rates or foreign currencies.   The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.  Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.  Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes to Schedules of Investments.)  A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses.  Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:  In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers.

For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used.  In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement.  ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011.  Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — TAX INFORMATION

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2011, and net realized capital loss carryforwards as of December 31, 2010 with expiration dates:

CALVERT VP INCOME
Federal income tax cost	$43,494,160
Unrealized appreciation	1,498,279
Unrealized (depreciation)	(3,625,856)
Net appreciation (depreciation)	($2,127,577)

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE	CALVERT VP INCOME
31-Dec-11	($75,650)
31-Dec-12	-
31-Dec-13	(241,081)
31-Dec-15	(3,710,246)
31-Dec-16	(1,237,349)
31-Dec-17	(1,654,294)
31-Dec-18	(175,128)

Capital loss carryforwards may be utilized to offset future capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused.  Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTE E – SUBSEQUENT EVENTS

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio holdings was then being fair valued.  The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund’s fiscal year end.  These adjustments had the effect of changing the net assets value at which shareholder subscriptions and redemptions were executed during this period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $243,250 to the Fund on December 27, 2011 which will be used to purchase additional shares for affected shareholders.  This contribution is reflected as a receivable from the Advisor and a payable to shareholders in the accompanying financial statements. The changes to the fair value prices of the affected portfolio holdings are reflected in the financial statements and Fund performance shown in this annual report.

Item 2. Controls and Procedures.

 (a)           The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.  However, a change to the internal control over financial reporting was made subsequent to the end of the reporting period. This change provides for (1) the remodeling and testing of the models used for all fixed income securities that are being priced under fair value procedures by the Advisor; (2) conducting of back-testing that reasonably supports the assumptions used in fair valuing the securities; (3) modifying the internal compliance monitoring system to report the asset weighting of each fixed income security, providing the percentage of any security owned in an individual Fund and across the Fund complex; (4) implementing a manual control to monitor for and report to the internal pricing committee on any security where the primary and/or secondary pricing vendor has been overridden for more than seven days; and (5) developing enhanced escalation procedures to address any fair valuation concerns  – these enhanced escalation procedures are expected to be completed by the registrant’s next filing on this Form.

Item 3. Exhibits.

                 A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

Filed herewith.

                 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:          /s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date:       January 5, 2012

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/ Barbara J. Krumsiek
                Barbara J. Krumsiek
                President -- Principal Executive Officer

Date:       January 5, 2012

                /s/ Ronald M. Wolfsheimer
                Ronald M. Wolfsheimer
                Treasurer -- Principal Financial Officer

Date:       January 5, 2012